LITMAN GREGORY FUNDS TRUST

Supplement dated December 3, 2012
to Prospectus of the Litman Gregory Funds Trust dated April 30, 2012

Notice to Existing and Prospective Shareholders of the Litman Gregory Masters Smaller Companies Fund:

Effective December 1, 2012, Turner Investments, L.P. is added as a sub-advisor, and Frank Sustersic is added as a portfolio manager, to the Litman Gregory Masters Smaller Companies Fund.

Effective November 30, 2012, Copper Rock Capital Partners LLC is removed as a sub-advisor, and Tucker Walsh is removed as a portfolio manager, to the Litman Gregory Masters Smaller Companies Fund.  All references in the Prospectus dated April 30, 2012 to Tucker Walsh and Copper Rock Capital Partners LLC are hereby deleted.

The following information replaces the table beginning on page 19 of the Prospectus dated April 30, 2012:

(Changes are in bold face type and underlined)

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE SMALLER COMPANIES FUND SINCE:
Litman Gregory Fund Advisors, LLC	Kenneth Gregory, President Jeremy DeGroot, CFA, Chief Investment Officer	2003 2005
SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE SMALLER COMPANIES FUND SINCE:
Cove Street Capital, LLC	Jeff Bronchick, Principal, Portfolio Manager	2011
Friess Associates, LLC	Bill D’Alonzo, Chief Executive Officer and Chief Investment Officer Ethan Steinberg, Research Team Leader	2003 2011
Turner Investments, L.P.	Frank Sustersic, CFA, Senior Portfolio Manager/Global Security Analyst	2012
First Pacific Advisors, LLC	Dennis Bryan, Partner Rikard Ekstrand, Partner	2010 2010
Wells Capital Management, Inc.	Richard Weiss, Senior Portfolio Advisor	2003

The following information replaces the table beginning on page 67 of the Prospectus dated April 30, 2012:

(Changes are in bold face type and underlined)

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill D’Alonzo Ethan Steinberg and Team Friess Associates, LLC	20%	Small- and mid-sized companies	Growth
Jeff Bronchick Cove Street Capital, LLC	20%	Small- and mid-sized companies	Value
Frank Sustersic Turner Investments, L.P.	20%	Small- and mid-sized companies	Growth
Dennis Bryan Rikard Ekstrand First Pacific Advisors, LLC	20%	Small- and mid-sized companies	Value
Richard Weiss Wells Capital Management, Inc.	20%	Small- and mid-sized companies	Blend

The following text is inserted on page 68 of the Prospectus dated April 30, 2012 under the heading “Litman Gregory Masters Smaller Companies Fund Portfolio Managers”

Frank Sustersic, CFA
Turner Investments, L.P.
1205 Westlake Drive
Suite 100
Berwyn, PA 19312

Frank Sustersic is the portfolio manager responsible for the segment of the Smaller Companies Fund’s assets managed by Turner Investments, L.P. (“Turner”). Sustersic is a senior portfolio manager and global security analyst at Turner.  He leads the Health Care Sector Team with coverage responsibility for medical devices and health care information technology. He is the lead manager of the Turner Emerging Growth Fund, the mutual fund counterpart of Turner Micro Cap Growth Equity, of which he is also the portfolio manager.  In addition, he serves as the portfolio manager of Turner Select Opportunities, a long/short portfolio that is also rolled into the Turner Spectrum Fund, a multi-strategy long/short fund.  Sustersic has worked at Turner since 1994 and has over 20 years of investment experience.

Summary Investment Philosophy:
Sustersic manages approximately 20% of the assets of the Smaller Companies Fund.  The goal of his fundamental analysis is to produce full-circle analysis utilizing input from financials, competitors, suppliers, customers, and independent research providers to determine if a company will exceed, meet, or fall short of consensus earnings expectations. Understanding what is factored into consensus numbers is important to Sustersic. He accomplishes this by using sell-side models, as well as talking to sell-side analysts about specific modeling expectations.

Sustersic’s fundamental analysis of a company begins by establishing an understanding of historical results from financial and fundamental perspectives. Specifically, he wants to understand historical trends in, among other things, margins, research and development budgets, and tax rates. From there he questions the management team about past cycles and the direction it wants to take the company, as well as about competitive pressures. This is followed up by trade checks, which are used to obtain broad-based confirmation of a thesis before investing. Trade checks are conducted with industry peers (often larger-cap peers), suppliers, buyers, and third-party consultants.

Ultimately, Sustersic looks for companies with strong operating business models that could lead to accelerating earnings and improving earnings expectations. Typically these are companies with a specific edge, such as a compelling or unique product or service. Revenue growth is ultimately the most important metric he looks for, while consistency and predictability of cash flows are also essential. Sustersic seeks to avoid companies with volatile cash flows as well as those that are reliant on overall macroeconomic growth trends to drive growth. He will also pass on companies that cut costs or have undervalued assets.

Sustersic believes that understanding a company’s financial health is particularly important in the micro- and small-cap space. He specifically wants to understand the circumstances in which a company may need to raise capital. For example, in biotechnology, he wants to understand management’s plans for the level of research and development spending during clinical trials, and evaluate if there will be a need to raise capital, which will be dilutive. Related to this point, Sustersic says one nuance that one should be wary of in the micro- and small-cap space is a company’s ownership profile. If a company has heavy ownership by private equity firms, it’s important to realize that the company will likely have periodic (equity or debt) offerings, which could put downward pressure on the stock of the company.  Understanding management is also important to Sustersic. He says that management at a small company is not always savvy. Aside from understanding the direction that the chief executive officer of a small company wants to take the business and thinks how the business should be run, Sustersic also tries to get to know the chief financial officer of the small company, though the latter is not a significant factor in his decision-making process.

Unemotional and objective decision making is a key focus for Sustersic. At the time of purchase, he believes it’s critical to identify and quantify the key factors driving growth, as well as operating weaknesses. He is also specific about defining whether his thesis is specifically company-related or if it is a component of a broader industry tailwind. He defines whether his idea is secular in nature, cyclical, or catalyst-driven, though secular stories are his focus. Sustersic also lays out expected holding periods for his holdings as another way to maintain discipline.

Sustersic is valuation-sensitive. He places considerable emphasis on historical valuation ratios such as price-to-sales and price-to-earnings ratios but relies more on a company’s EV/EBITDA (Enterprise Value/Earnings Before Interest, Taxes, Depreciation and Amortization) ratio. Understanding a company’s historical valuation range is critical to Sustersic and involves evaluating factors such as industry backdrop, product offerings, and macro environments. If a stock’s valuation appears attractive, Sustersic strives to understand the controversy affecting the stock and assess the materiality of the concern before investing.

Sustersic places clear emphasis on understanding and managing risk via position size when constructing a portfolio. Portfolio weightings are based on conviction, with the larger position sizes typically being companies that he has known or held for longer and that have more visibility with respect to the earnings outlook. He will also give higher weight to companies where he can identify specific, favorable near-term events.  There is no targeted cash level at a company for Sustersic; rather, cash levels are just a residual of the bottom-up stock-picking approach Sustersic takes. Sustersic is conscious of macro environments, which influence the position sizes to a certain degree, but ultimately portfolio positioning is determined by bottom-up operating fundamentals, valuations, and overall exposure or weighting to an industry given its inherent volatility.

Please keep this Supplement with your Prospectus.